    [TRAINER WORTHAM & CO., INC. -- A VIEW OF THE MARKETS & OUR PORTFOLIOS]

July 19, 1999

Dear Shareholders:

The Federal Reserve's widely expected 25 basis point rate hike on June 30, 1999, actually caused long term rates to decline below 6% from a high of 6.16% as the Fed announced at the time of the rate increase, a neutral bias for future open market actions. Although many expect further tightenings, we would be very surprised if the Federal Reserve raised rates in the fourth quarter of this year with all the uncertainty surrounding the "Y2K" event. In fact we believe that the defining moment for the fixed income markets in 1999 will take place in the fourth quarter as either one of two outcomes occur.

The first scenario is that there will be a "flight to quality" in the U.S. Treasury market from foreign investors in Latin America, Asia, and Europe as it becomes evident that many of their critical systems are not prepared for the millennium change. Treasuries, as the safest and highest quality instruments, would be the beneficiaries of significant flight capital and rates could decline dramatically here in the U.S. In this environment, corporate bonds, especially low rated corporates, emerging market debt, and even mortgage-backed bonds would underperform as concerns of weaker corporate profits, especially from U.S. corporations with foreign subsidiaries or suppliers would come under pressure.

The second scenario, embraced by most Wall Street economists, is surprisingly quite opposite from the first. Their premise is that all of the issuance activity in the markets will be accelerated to the third quarter of 1999 because Corporate Treasurers and mortgage issuers will try to get their deals done before the liquidity dries up in the fourth quarter. (In fact we are already starting to see this happening as Ford Motor Company (0.96% of portfolio) last week issued $7.0 Billion in new corporate debt). Here, because of a lack of supply, corporate bonds and mortgage-backed bonds actually outperform Treasuries as investors reach for yield in a stagnant interest rate environment.

At this point, it appears that the second scenario is more likely than the first, however we are watching the markets closely and will obviously be in communication with you as the year progresses. Perhaps in fact, these two events will counteract each other out and the markets reaction in the fourth quarter will be uneventful. Only time will tell.

In terms of the economy, recent statistics continue to reflect an environment where GDP is growing at 2.5% to 3.5% with inflation increasing slightly from 1998 levels but still less than 3% per annum. The large budget deficits of the 80's and early 90's are now gone and thus the need to issue Treasury securities to fund our overspending has declined significantly. This has created a very favorable supply/demand situation for Treasuries and is a solid underpinning for the market.

In conclusion, the fate of the fixed income market rests in our view with investors' response to the "Y2K" event and most likely the fourth quarter of 1999 will be an important one for interest rates. We believe that the likelihood for a strong rally exists but that most likely corporate issuance will dry up and as a result, the corporate and mortgage backed sectors of the market may also perform well. Please call us directly at 888.257.4450 with your questions or comments. Thank you for your continued interest in the Trainer Wortham Funds.

Sincerely,

[/s/ John D. Knox]
John D. Knox
Vice-President

This material is to be preceded or accompanied by a prospectus. The U.S. Government guarantees the payment of principal and interest on U.S. Treasury securities, while the principal and investment return of Trainer Wortham Funds are not guaranteed and will vary over time. Shares of the Trainer Wortham Funds are distributed by First Data Distributors, Inc. which is not affiliated with First Republic Bank and is not a bank. Trainer Wortham & Co., Inc. is the investment advisor to the Funds, for which it receives a fee.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST REPUBLIC BANK, ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                                                                        DFU 8/99

TRAINER, WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1999
--------------------------------------------------------------------------------

PRINCIPAL                                                                      MARKET
 AMOUNT                                                                         VALUE
---------                                                                    -----------
             FIXED INCOME SECURITIES - 93.86%
             U.S. GOVERNMENT TREASURY - 30.39%
$ 50,000     U.S. Treasury Notes, 8.000%, 08/15/99.......................    $    50,080
  50,000     U.S. Treasury Notes, 7.750%, 11/30/99.......................         50,554
 800,000     U.S. Treasury Notes, 6.375%, 09/30/01.......................        812,336
 900,000     U.S. Treasury Notes, 7.500%, 11/15/01.......................        936,801
 750,000     U.S. Treasury Notes, 6.375%, 08/15/02.......................        763,808
 900,000     U.S. Treasury Notes, 5.500%, 05/31/03.......................        891,225
 200,000     U.S. Treasury Notes, 5.875%, 02/15/04.......................        200,744
 650,000     U.S. Treasury Notes, 7.250%, 05/15/04.......................        688,311
 400,000     U.S. Treasury Notes, 6.500%, 10/15/06.......................        413,048
 300,000     U.S. Treasury Notes, 7.250%, 08/15/22.......................        336,006
                                                                             -----------
             TOTAL U.S. GOVERNMENT TREASURY (COST $5,251,153)............      5,142,913
                                                                             -----------
             U.S. GOVERNMENT AGENCY - 34.51%
 200,000     Federal Home Loan Bank
             4.690%, 10/16/00............................................        197,468
 400,000     Student Loan Marketing Association
             4.750%, 12/11/00............................................        395,440
 374,584     Federal Home Loan Mortgage Corp., Series #1647,
             6.500%, 11/15/08............................................        363,189
 325,537     Federal Home Loan Mortgage Corp. Gold Pool #E65534,
             6.500%, 10/01/11............................................        321,569
 487,595     Federal National Mortgage Association Pool #421151,
             6.000%, 05/01/13............................................        470,983
 494,269     Federal National Mortgage Association Pool #479939,
             5.500%, 01/01/14............................................        467,543
 488,479     Federal National Mortgage Association Pool #483994,
             6.000%, 04/01/14............................................        472,408
   2,953     Federal National Mortgage Association Pool #041474,
             7.500%, 04/01/17............................................          2,986
  10,539     Federal Home Loan Mortgage Corp. Pool #141248,
             7.500%, 07/01/17............................................         10,766
 565,863     Federal National Mortgage Association Pool #100285,
             9.500%, 12/15/20............................................        612,546
 598,288     Government National Mortgage Association Pool #331266,
             8.000%, 08/15/22............................................        612,683
 392,306     Federal Home Loan Mortgage Corp. Gold Pool #D72664,
             7.000%, 07/01/26............................................        388,748
 136,163     Federal Home Loan Mortgage Corp. Gold Pool #C80442,
             7.000%, 10/01/26............................................        134,928
 484,546     Government National Mortgage Association Pool #407955,
             6.500%, 10/15/27............................................        466,676

The notes to financial statements are an integral part of these statements.

TRAINER, WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)                                JUNE 30, 1999
--------------------------------------------------------------------------------

PRINCIPAL                                                                      MARKET
 AMOUNT                                                                         VALUE
---------                                                                    -----------
$493,257     Federal National Mortgage Association Pool #251568,
             6.500%, 03/01/28............................................    $   476,452
 464,186     Government National Mortgage Association Pool #458485,
             6.500%, 08/15/28............................................        447,066
                                                                             -----------
             TOTAL U.S. GOVERNMENT AGENCY (COST $5,942,816)..............      5,841,451
                                                                             -----------
             CORPORATE BONDS - 28.96%
 150,000     Associates Corp. of North America, 6.740%, 08/13/99.........        150,064
 110,000     General Motors Acceptance Corp., 8.400%, 10/15/99...........        110,970
 160,000     Ford Motor Credit Co., 7.020%, 10/10/00.....................        162,050
 500,000     Cendant Corporation, 7.500%, 12/01/00.......................        504,375
 200,000     Sears Roebuck Acceptance Corp., 5.870%, 01/08/01............        199,250
 150,000     Morgan Stanley Group, Inc., 9.375%, 06/15/01................        158,813
 111,625     WFS Financial Owner Trust, 1997-B A3, 6.300%, 07/20/01......        111,427
 156,561     Olympic Automobile Receivables Trust, 1997-A A3, 6.400%,
             09/15/01....................................................        156,663
 250,000     WFS Financial Owner Trust, 1998-A A3, 5.900%, 05/20/02......        250,706
 250,000     Hydro-Quebec, 6.720%, 03/16/05..............................        250,937
 200,000     Salomon Smith Barney Holdings, Inc., 7.125%, 10/01/06.......        199,250
 100,000     Union Pacific Resources Corp., 7.000%, 10/15/06.............         95,625
 500,000     Sears Roebuck Acceptance Corp., 7.000%, 06/15/07............        501,875
 500,000     Time Warner Inc., 8.180%, 08/15/07..........................        534,375
 468,637     Norwest Asset Securities Corp., 1997-13 A1, 6.750%,
             09/25/27....................................................        463,177
 200,000     General Motors Acceptance Corp., 5.850%, 01/14/09...........        183,250
 250,000     SBC Communications, Inc., 6.625%, 11/01/09..................        247,188
 497,500     Comp De Desarollo Aeropu, 10.190%, 05/31/11 (Note 4)........        451,481
 200,000     Empresa Nacional Electric, 7.875%, 02/01/27.................        169,597
                                                                             -----------
             TOTAL CORPORATE BONDS (COST $5,136,381).....................      4,901,073
                                                                             -----------
             TOTAL FIXED INCOME SECURITIES (COST $16,330,350)............     15,885,437
                                                                             -----------

 SHARES
--------
            SHORT TERM INVESTMENTS - 4.09%
 692,918    UMB Bank, Money Market Fiduciary, 3.760% (Cost $692,918)....        692,918
                                                                            -----------
            TOTAL INVESTMENTS (COST $17,023,268**) - 97.95%.............     16,578,355
            OTHER ASSETS LESS OTHER LIABILITIES - 2.05%.................        347,447
                                                                            -----------
            NET ASSETS - 100.00%........................................    $16,925,802
                                                                            ===========
** Cost for Federal income tax purposes is $17,023,268 and net unrealized depreciation consists of:
            Gross unrealized appreciation...............................    $    29,560
            Gross unrealized depreciation...............................       (474,473)
                                                                            -----------
            Net unrealized depreciation.................................    $  (444,913)
                                                                            ===========

The notes to financial statements are an integral part of these statements.

TRAINER, WORTHAM CALIFORNIA INTERMEDIATE TAX-FREE FUND
SCHEDULE OF INVESTMENTS                                             JUNE 30,1999
--------------------------------------------------------------------------------

PRINCIPAL                                                                       MARKET
  AMOUNT                                                                        VALUE
----------                                                                    ----------
              BOND - 56.33%
              MUNICIPAL
$  250,000    San Diego County, California, Regional Transportation
              Commission, Sales Tax Revenue,
              5.50%, 04/01/08.............................................    $  262,152
   250,000    California State General Obligation,
              6.75%, 08/01/10.............................................       288,930
   400,000    San Francisco, California City & County Educational
              Facility - Zoo Facility, Series C,
              5.500%, 06/15/11............................................       415,500
   400,000    California State, Department of Water Resources, Central
              Valley Project Revenue,
              5.000%, 12/01/11............................................       400,000
   300,000    California State, Public Works, Lease Revenue, California
              Community Colleges, Series B,
              5.000%, 09/01/12............................................       298,125
   400,000    California State Refunding,
              5.000%, 02/01/14............................................       393,500
   325,000    San Francisco, California, Bay Area Rapid Transit District
              Sales Tax Revenue,
              5.250%, 07/01/16............................................       324,594
 1,000,000    Campbell, California, Unified School District
              0.000%, 08/01/18............................................       357,500
                                                                              ----------
              TOTAL MUNICIPALS (COST $2,751,792)..........................     2,740,301
                                                                              ----------
              TOTAL BONDS (COST $2,751,792)...............................     2,740,301
                                                                              ----------
              TOTAL INVESTMENTS (COST $2,751,792**) - 56.33%..............     2,740,301
              OTHER ASSETS LESS OTHER LIABILITIES - 43.67%................     2,124,255
                                                                              ----------
              NET ASSETS - 100.00%........................................    $4,864,556
                                                                              ==========
** Cost for Federal income tax purposes is $2,751,792 and net unrealized depreciation consists of:
              Gross unrealized appreciation...............................    $    2,816
              Gross unrealized depreciation...............................       (14,307)
                                                                              ----------
              Net unrealized depreciation.................................    $  (11,491)
                                                                              ==========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------

                                                      TOTAL RETURN    CALIFORNIA INTERMEDIATE
                                                          BOND             TAX-FREE FUND
                                                      ------------    -----------------------
ASSETS
  Investments in securities at market value
    (identified cost $17,023,268 and $2,751,792,
    respectively)
    (Notes 1 and 4).................................  $16,578,355           $2,740,301
  Cash..............................................           --            2,657,786
  Receivables:
    Investment securities sold......................      187,540                   --
    Dividends and interest..........................      167,506               25,995
  Reimbursement due from Advisor....................           --                8,283
  Deferred organizational costs (Note 1)............        5,424                   --
  Other assets......................................        3,644                   --
                                                      -----------           ----------
    TOTAL ASSETS....................................   16,942,469            5,432,365
                                                      -----------           ----------
LIABILITIES
  Payables:
    Investment securities purchased.................           --              558,669
  Advisory fee......................................        2,250                   --
  Accrued expenses..................................       14,417                9,140
                                                      -----------           ----------
    TOTAL LIABILITIES...............................       16,667              567,809
                                                      -----------           ----------
NET ASSETS
  (applicable to outstanding shares of 1,698,720 and
    489,113 respectively; unlimited shares of $0.001
    par value authorized)...........................  $16,925,802           $4,864,556
                                                      ===========           ==========
  Net asset value, offering and redemption price per
    share...........................................  $      9.96           $     9.95
                                                      ===========           ==========
SOURCE OF NET ASSETS
  Paid-in capital...................................  $17,266,643           $4,875,000
  Undistributed net investment income...............       12,527                1,047
  Accumulated net realized gain on investments......       91,545                   --
  Net unrealized depreciation of investments........     (444,913)             (11,491)
                                                      -----------           ----------
    NET ASSETS......................................  $16,925,802           $4,864,556
                                                      ===========           ==========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF OPERATIONS
PERIOD ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                                                          TOTAL
                                                         RETURN      CALIFORNIA INTERMEDIATE
                                                          BOND          TAX-FREE FUND(1)
                                                        ---------    -----------------------
INVESTMENT INCOME
  Interest............................................  $ 848,283           $  2,272
                                                        ---------           --------
    TOTAL INCOME......................................    848,283              2,272
                                                        ---------           --------
EXPENSES
  Advisory fees (Note 3)..............................     63,531                735
  Administrator expense...............................     20,116              3,478
  Transfer agent fees.................................     26,980              1,957
  Bookkeeping and pricing.............................     28,961              1,739
  Insurance expense...................................      3,589                 --
  Custodian fees......................................      8,200                 87
  Legal expense.......................................      7,196                 --
  Registration expense................................     16,127              1,812
  Organizational expense (Note 1).....................      2,398                 --
  Independent accountants.............................      6,000                217
  Other...............................................      9,940                217
  Trustees' fees and expenses.........................      7,472                 --
  Reports to shareholders.............................      5,047                 --
                                                        ---------           --------
    TOTAL EXPENSES....................................    205,557             10,242
    Expenses waived and reimbursed (Note 3)...........    (36,141)            (9,017)
                                                        ---------           --------
    NET EXPENSES......................................    169,416              1,225
                                                        ---------           --------
    NET INVESTMENT INCOME.............................    678,867              1,047
                                                        ---------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain from security transactions........    197,123                 --
  Net change in unrealized depreciation of
    investments.......................................   (566,965)           (11,491)
                                                        ---------           --------
  Net realized and unrealized gain (loss) on
    investments.......................................   (369,842)           (11,491)
                                                        ---------           --------
  Net increase (decrease) in net assets resulting from
    operations........................................  $ 309,025           $(10,444)
                                                        =========           ========

---------------
(1) The California Intermediate Tax-Free Fund commenced operations on June 10, 1999.

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       TOTAL RETURN BOND       CA TAX-FREE
                                                   -------------------------   -----------
                                                      YEAR          YEAR         PERIOD
                                                      ENDED         ENDED         ENDED
                                                    JUNE 30,      JUNE 30,      JUNE 30,
                                                      1999          1998         1999(1)
                                                   -----------   -----------   -----------
OPERATIONS
  Net investment income..........................  $   678,867   $   538,669   $    1,047
  Net realized gain on investments...............      197,123       134,091           --
  Net change in unrealized appreciation
    (depreciation) of investments................     (566,965)       71,363      (11,491)
                                                   -----------   -----------   ----------
  Net increase (decrease) in net assets resulting
    from operations..............................      309,025       744,123      (10,444)
                                                   -----------   -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income.......     (670,385)     (550,088)          --
  Distributions from realized gains on
    investments..................................     (149,582)      (70,764)          --
                                                   -----------   -----------   ----------
    Total distributions..........................     (819,967)     (620,852)          --
                                                   -----------   -----------   ----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold.......................    6,041,530     4,528,818    4,875,000
  Receipt from shares issued on reinvestment of
    distributions................................      778,454       585,608           --
  Shares redeemed................................   (1,359,170)   (1,741,170)          --
                                                   -----------   -----------   ----------
  Net increase in net assets resulting from
    capital share transactions(a)................    5,460,814     3,373,256    4,875,000
                                                   -----------   -----------   ----------
    Total increase in net assets.................    4,949,872     3,496,527    4,864,556
NET ASSETS
  Beginning of period............................   11,975,930     8,479,403           --
                                                   -----------   -----------   ----------
  End of period..................................  $16,925,802   $11,975,930   $4,864,556
                                                   ===========   ===========   ==========
  (a) Transactions in capital stock were:
      Shares sold................................      587,067       439,159      489,113
      Shares issued on reinvestment of
         distributions...........................       76,423        57,284           --
      Shares redeemed............................     (132,975)     (169,442)          --
                                                   -----------   -----------   ----------
      Net increase...............................      530,515       327,001      489,113
      Beginning balance..........................    1,168,205       841,204           --
                                                   -----------   -----------   ----------
      Ending balance.............................    1,698,720     1,168,205      489,113
                                                   ===========   ===========   ==========

-------------------------------------------
(1) The California Intermediate Tax-Free Fund commenced operations on June 10, 1999.

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                  TOTAL RETURN BOND
                                                           --------------------------------
                                                             YEAR        YEAR       PERIOD
                                                            ENDED       ENDED       ENDED
                                                           JUNE 30,    JUNE 30,    JUNE 30,
                                                             1999        1998      1997(1)
                                                           --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $10.25     $10.08       $10.00
                                                           -------     -------      ------
  INCOME FROM INVESTMENT OPERATIONS
  ----------------------------------------
  Net investment income..................................     0.47        0.52        0.41
  Net gains (losses) on securities (both realized and
    unrealized)..........................................    (0.18)       0.25        0.08
                                                           -------     -------      ------
    Total from investment operations.....................     0.29        0.77        0.49
                                                           -------     -------      ------
  LESS DISTRIBUTIONS
  ---------------------
  Dividends from net investment income...................    (0.47)      (0.53)      (0.40)
  Distributions from capital gains.......................    (0.11)      (0.07)       0.00
  Distributions in excess of capital gains...............     0.00        0.00       (0.01)
                                                           -------     -------      ------
    Total distributions..................................    (0.58)      (0.60)      (0.41)
                                                           -------     -------      ------
NET ASSET VALUE, END OF PERIOD...........................   $ 9.96       $10.25      $10.08
                                                           =======     =======      ======
TOTAL RETURN.............................................    2.80%       7.84%       4.90%+
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period (in 000's)...................  $16,926      $11,976      $8,479
  Ratio of expenses to average net assets
    before reimbursement of expenses by Advisor..........    1.46%       1.68%       2.01%*
    after reimbursement of expenses by Advisor...........    1.20%       1.20%       0.88%*
  Ratio of net investment income (loss)
    to average net assets
    before reimbursement of expenses by Advisor..........    4.55%       4.86%       4.53%*
    after reimbursement of expenses by Advisor...........    4.81%       5.34%       5.66%*
  Portfolio turnover rate................................      57%         83%        112%+

-------------------------------------------
 (1) The Total Return Bond Fund commenced operations on October 1, 1996. + Since inception, not annualized.
* Annualized.

The notes to financial statements are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of capital stock outstanding throughout the period presented.

                                                              CA TAX-FREE
                                                              ------------
                                                                 PERIOD
                                                                 ENDED
                                                                JUNE 30,
                                                                1999(1)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $10.00
                                                                -------
  INCOME FROM INVESTMENT OPERATIONS
  ----------------------------------------
  Net investment income.....................................       0.01
  Net losses on securities (both realized and unrealized)...      (0.06)
                                                                -------
    Total from investment operations........................      (0.05)
                                                                -------
NET ASSET VALUE, END OF PERIOD..............................     $ 9.95
                                                                =======
TOTAL RETURN................................................     (0.50%)+
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period (in 000's)......................     $4,865
  Ratio of expenses to average net assets
    before reimbursement of expenses by Advisor.............      6.27%*
    after reimbursement of expenses by Advisor..............      0.75%*
  Ratio of net investment income (loss) to average net
    assets
    before reimbursement of expenses by Advisor.............     (4.88%)*
    after reimbursement of expenses by Advisor..............      0.64%*
  Portfolio turnover rate...................................         --

-------------------------------------------
 (1) The California Intermediate Tax-Free Fund commenced operations on June 10, 1999.
+ Since inception, not annualized.
* Annualized.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1999
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer Wortham First Mutual Funds (the "Trust") is an open-end investment management company which currently offers shares of three series: Trainer Wortham First Mutual Fund ("First Mutual Fund"); Trainer Wortham Total Return Bond Fund ("Total Return Bond Fund"); and Trainer Wortham California Intermediate Tax-Free Fund ("California Intermediate Tax-Free Fund"). Each Fund has distinct investment objectives and policies. This Annual Report relates to the Total Return Bond Fund and the California Intermediate Tax-Free Fund. Information on the First Mutual Fund is provided in a separate report.

The Total Return Bond Fund seeks to maximize total return consistent with preservation of capital. The Fund will invest in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. The Fund will seek to produce conservative, risk adjusted returns.

The California Intermediate Tax-Free Fund seeks to obtain as high a level of interest income exempt from Federal income tax and California personal income tax as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing in debt securities whose interest income is not includable in gross income for Federal income tax purposes and is exempt from California personal income taxes.

Due to the inherent risk in any investment program, the Fund can not ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 1999
--------------------------------------------------------------------------------

of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of Each Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. ORGANIZATIONAL COSTS. Organizational costs for Total Return Bond Fund are being amortized on a straight-line basis over five years, commencing October 1, 1996. The costs incurred in connection with the organization, initial registration and public offering of shares of California Intermediate Tax-Free Fund have been paid by Trainer, Wortham & Co., Inc.. Accordingly, no organization costs have been recorded by this Fund.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the period ended June 30, 1999 are as follows:

                                                               PURCHASES       SALES
                                                              -----------    ----------
Total Return Bond Fund......................................  $12,061,016    $7,561,624
California Intermediate Tax-Free Fund.......................  $ 2,751,793            --

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer Wortham & Co., Inc. (the "Advisor") is the investment advisor for the Trust pursuant to two separate investment advisory agreements (the "Agreements"). Under the terms of each Agreement, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.45% of the average daily net assets of the Total Return Bond Fund and the California Intermediate Tax-Free Fund. The Advisor has agreed, pursuant to an Operating Expenses Agreement, to waive its advisory fees and/or reimburse other operating expenses in amounts necessary to limit the annual operating expenses of the Total Return Bond Fund and the California Intermediate Tax-Free Fund to 1.20% and 0.75%, respectively, of each fund's average daily net assets through May 2000. During the period ended June 30, 1999 the Advisor waived advisory fees and/or reimbursed other operating expenses in the amount of $36,141 for the Total Return Bond Fund and $9,017 for the California Intermediate Tax-Free Fund.

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 4 - RESTRICTED SECURITIES
Total Return Bond Fund owns certain investment securities which are restricted as to resale. Accordingly, these securities are valued at fair value in good faith by or under the direction of the Trust's Board of Trustees, taking into consideration such factors including recent private sales, market conditions and the issuer's financial performance. At June 30, 1999, Total Return Bond Fund owned the following securities which may not be sold without registration under the Securities Act of 1933:

TOTAL RETURN BOND FUND

                                  ACQUISITION              UNIT     MARKET
            SECURITY                 DATE         PAR      PRICE    VALUE     %TNA     COST
            --------              -----------   --------   -----   --------   ----   --------
Comp De Desarollo Aeropu
  10.190%, 05/31/11.............  07/16/97      $497,500   90.75   $451,481   2.67%  $497,500

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1999
--------------------------------------------------------------------------------
                             TRAINER WORTHAM FUNDS
                          845 Third Avenue, 6th Floor
                               New York, NY 10022

OFFICERS                                       AUDITORS
David P. Como                                  Briggs, Bunting & Dougherty, LLP
President                                      Two Logan Square, Suite 2121
                                               Philadelphia, PA 19103
Berkeley S. Belknap
Vice President                                 CUSTODIAN
                                               UMB Bank KC, NA
John D. Knox                                   P.O. Box 412797
Vice President                                 Kansas City, MO 64141
Debra L. Como                                  FUND ADMINISTRATION
Secretary/Treasurer                            First Data Investor Services Group, Inc.
                                               3200 Horizon Drive
INVESTMENT ADVISOR                             King of Prussia, PA 19406
Trainer, Wortham & Co., Inc.
845 Third Avenue, 6th Floor
New York, NY 10022

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Trainer, Wortham First Mutual Funds
New York, New York

We have audited the statements of assets and liabilities of Trainer, Wortham Total Return Bond Fund and Trainer, Wortham California Intermediate Tax-Free Fund (each a series of shares of Trainer, Wortham First Mutual Funds), including the schedules of investments, as of June 30, 1999, and the related statements of operations for the year then ended (or period from commencement of operations), the statements of changes in net assets for each of the two years in the period then ended (or period from commencement of operations), and the financial highlights for each of the three years in the period then ended (or period from commencement of operations). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. Where brokers did not reply to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trainer, Wortham Total Return Bond Fund series and the Trainer, Wortham California Intermediate Tax-Free Fund series of Trainer, Wortham First Mutual Funds as of June 30, 1999, the results of their operations for the year then ended (or period from commencement of operations), the changes in their net assets for each of the two years in the period then ended (or period from commencement of operations), and the financial highlights for each of the three years in the period then ended (or period from commencement of operations) in conformity with generally accepted accounting principles.

                                             BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 23, 1999

ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer, Wortham Total Return Bond Fund with the performance of the Lehman Aggregate Index. The values and returns for the Trainer, Wortham Total Return Bond Fund include reinvested dividends.

[Average Annual Total Return Graph]

                                                                   TOTAL RETURN BOND FUND             LEHMAN AGGREGATE INDEX
                                                                   ----------------------             ----------------------
10/01/96                                                                  10000.00                           10000.00
12/31/96                                                                  10221.00                           10300.00
06/30/97                                                                  10490.00                           10618.00
12/31/97                                                                  11001.00                           11293.00
06/30/98                                                                  11313.00                           11738.00
12/31/98                                                                  11705.00                           12276.00
06/30/99                                                                  11629.00                           12107.00

AVERAGE ANNUAL TOTAL RETURN

1 YEAR            SINCE INCEPTION
2.79%                 5.66%*

Past performance is not predictive of future performance.

* Fund commenced operations October 1, 1996.

TRUSTEES:

Robert H. Breslin, Jr.
David P. Como
Raymond Eisenberg
David Elias
Robert S. Lazar
Martin S. Levine
Timothy J. O'Hara
James F. Twaddell

For more complete information including
charges and expenses, you may request
a prospectus by calling:
                                  888.257.4450

                             [TRAINER WORTHAM LOGO]
              845 Third Avenue/6th Floor, New York, New York 10022
            888.257.4450 - Fax: 415.288.1401-www.trainerwortham.com

                          [TRAINER WORTHAM FUNDS LOGO]

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                             TOTAL RETURN BOND FUND
                            CALIFORNIA INTERMEDIATE
                                 TAX-FREE FUND
                                  888.257.4450